Exhibit 99.1

(NASDAQ: BTAI) Next Wave of Medicines February 11th, 2019 BioXcel Therapeutics, 555 Long Wharf Drive, New‹#H› aven, CT 06511 | www.bioxceltherapeutics.com Proprietary & Confidential

Safe Harbor Statement This document may contain forward-looking statements. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, the uncertainties associated with our limited operating history, product development, the regulatory approval process of the FDA, the market for our product candidates, the success of BXCL501 and BXCL701, the risks associated with dependence upon key personnel and the need for additional financing. Except as required by law, we do not assume any obligation to update forward-looking statements as circumstances change. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov and https://ir.bioxceltherapeutics.com/all-sec-filings. 2

BioXcel Therapeutics Investment Highlights Developing high value therapeutics in neuroscience and immuno-oncology utilizing a novel artificial intelligence platform BXCL501 First-in-Class Sublingual Thin Film for Acute Treatment of Agitation BXCL701 First-in-Class Targeting Rare Cancers First Clinical Partnership AI-POWERED DRUG DEVELOPMENT Improves R&D Economics: Development Efficiency and Probability of Success 3 Proprietary & Confidential

BTI is Unleashing the Power of AI Across the Entire R&D Value Chain

Opportunity to generate multiple NDAs



4-5 Year Development Cycle
NDA
REGISTRATION TRIALS
4
REGULATORY TEAM
Registration Filings
3
CLINICAL DEVELOPMENT TEAM
Human Proof Of Concept
BXCL501
BXCL701
2
TRANSLATIONAL TEAM
Candidate Validation
MECHANISTIC INSIGHTS
1
MULTIPLE CANDIDATES
Selection of Best Candidates
AI Based Drug Development

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Attractive Portfolio Features De-risked approach KEY FEATURES TO LAUNCH PROGRAM: LARGE MARKET OPPORTUNITY Target Engagement 1 FASTER PATH TO MARKET 2 CMC Clinical Proof of Mechanism 3 $ 4 Clinical PK/PD LOWER COST OF DEVELOPMENT 5 Clinical Safety HIGHER PROBABILITY OF SUCCESS 6 Regulatory Path 5 Proprietary & Confidential BXCL501 BXCL701

BioXcel Therapeutics Pipeline: Rapid Human PoC and Development Path

First-in-class neuroscience and immuno-oncology pipeline with multiple near-term milestones

Program	Product Candidate	Phase 1/2	Phase 2/3	Anticipated Milestones	Worldwide Rights
Treatment of Acute Agitation	**BXCL501** (Selective α_{2a} Adrenergic Receptor Agonist)	Bioavailability Study (multiple doses) → Schizophrenia/Bipolar; Geriatric Dementia		✓BA study initiated with BXCL501 (4Q 2018) • BA study data readout (1H 2019) • Launch registration trials (2019)	bioxcel therapeutics
Immuno-Oncology	**BXCL701** (DPP 8/9 & FAP Inhibitor)	Neuroendocrine Prostate Cancer (tNEPC); Pancreatic Cancer		✓Initiated tNEPC phase 1b/2 trial (4Q 2018) • Initiate pancreatic trials (1H 2019) • Preliminary readouts (1H 2019) • PoC readout (2H 2019)	bioxcel therapeutics
Pipeline Expansion	BXCL501	Delirium, Opiate Withdrawal		• New indications & geography expansion (2019)	bioxcel therapeutics
	BXCL701	Exploring Multiple Tumor Types			
Future Programs		Additional Discovery Through an Exclusive AI Relationship with BioXcel (parent)			

*Bioavailability (BA) study for optimizing BXCL501 sublingual thin film dose for Phase 3 registration trials

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Clinical Programs BXCL501: First in Class Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation 7 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

BXCL501: Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation Rapid clinical development and regulatory approval path (505(b)(2)) Agitation: A growing global healthcare issue ($40B+) Safer, non-invasive anti-agitation treatment needed Current therapies sub-optimal:  Dementia: Antipsychotic drugs (black-box warning) for elderly  Psychiatric: Invasive with severe side effects BXCL501: An innovative approach  Novel mechanism of action (MoA) targets a causal agitation pathway  Non-Invasive, easy to administer sublingual film with rapid onset of action 8 Proprietary & Confidential

BXCL501: Sublingual Thin Film Formulation of Dexmedetomidine (Dex) Dex exerts calming effect at low exposures providing a broad therapeutic index Ideal Pharmaceutical Properties for a Non-invasive Sublingual Film Formulation Film manufacturing completed: • Multiple dose strengths ranging from 10µg to 60µg for clinical studies • Immediate release film with muco-adhesion properties • Proprietary technology delivers low dose ranges The Right Pharmacology and Safety Profile (Precedex® – IV Dex) For Sedation in ICU Setting: • Prescribed to 8M+ patients • Studied in 120 clinical trials • Wide therapeutic index: 9 Proprietary & Confidential Loading Dose Maintenance Dose Tolerable Dose 0.5µg/kg 1.6µg/kg >5µg/kg

Dexmedetomidine Mechanism of Action Reduction of hyper-arousal from overactive locus coeruleus neurons in response to stress Hyper-Arousal Physiology Dexmedetomidine MoA NE Locus Coeruleus (LC) Activation (+) Agitation (-) Agitation Norepinephrine (NE) Stress Induced Bipolar Disorder Opiate Withdrawal Schizophrenia Dementia Delirium 10 Proprietary & Confidential

Pre-Clinical Data to Support Clinical Development Plan Properties of Dexmedetomidine in Cells, Brain Levels, and Efficacy Models De-Agitation without Sedation in Animal Models High Brain to Plasma Ratio Agitation reduction without sedation High Intrinsic Activity Translation of non-clinical data to clinical activity in human PoC 11 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

Positive Human Proof of Concept in Treating Agitation IV Dex data from 105 patients: four disease pathologies (89) & healthy volunteers (16) SCHIZOPHRENIA ALZHEIMER’S DISEASE 100% 12 11 10 9 8 7 6 80% 80% 60% 60% 40% 40% 20% 20% 0% 0% 0 15 30 45 60 75 Minutes 90 105 120 0 15 30 45 60 Minutes 75 90 105 120 0 15 30 45 607590 105 120 Minutes 135 150 90% Response 70% Response 105 Patient Experience OPIOID WITHDRAWAL DELIRIUM 5 4 3 2 1 0 -1 -2 -3 0 15 30 45 60 120 240 360 480 600 100% Response 100% Response *RASS = Richmond Agitation Sedation Scale *PEC = Positive and Negative Symptom Scale-Excitatory Component *COWS = Clinical Opiate Withdrawal Scale Proprietary & Confidential Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 12 % of Patients RASS -1 (RASS) Average PEC % of Patients RASS-1 p = .01

Human Proof of Concept 1: IV Dex Reduces Agitation in Schizophrenia Patients Study results announced Nov 2018: primary endpoint met Study Design • • • • Randomized, placebo-controlled dose-ranging study 14 patients [10 treatment + 4 placebo] Primary endpoint: RASS of -1 Secondary endpoint: PEC score of 7 or below PEC Across Time % of Patients Achieving RASS-1 12 100% 11 80% 10 60% 9 40% Dex 8 20% 7 0% 6 0 20 40 60 80 100 120 0 20 40 60 80 100 120 Minutes post start of infusion Minutes post start of infusion Early PEC reduction before drowsiness 9/10 patients achieved PEC score of 7 or below No clinically relevant cardiovascular changes 9/10 patients achieved RASS score of -1 13 Proprietary & Confidential PEC Score Dex

Human Proof of Concept 2: IV Dex Reduces Agitation in Alzheimer’s Patients Study results announced Jan 2019: primary endpoint met Study Design • • • • Randomized, placebo-controlled individual dose-ranging study Infusion initiated at a low rate and increased by 0.1 mcg/kg/h 14 patients [10 treatment + 4 placebo] Primary endpoint: Optimal dose to achieve RASS of -1 Pharmacokinetics (PK) and Clinical Effect % of Patients Achieving RASS -1 80% • Pharmacokinetic/Pharmacodynamic (PK/PD) observed with IV Dex concentrations (pg/mL) Primary endpoint (RASS -1) achieved at a fraction of dose required for surgical sedation 60% • 40% 20% 0% Identified a dose range for optimizing film (BXCL501) 015 30 45 60 75 90 105120 135 150 Time After Start of Infusion (min) (1 of 4 placebo subjects achieved RASS of -1 at 30 mins) PK consistent with prior healthy elderly trial No clinically meaningful cardiovascular effects 7/10 Patients Achieved RASS score of -1 No Adverse Events (AE), well-tolerated 14 Proprietary & Confidential Dex

Human Proof of Concept 3: IV Dex Reduces Symptoms in Opioid Withdrawal Study results announced Feb 2019: primary endpoint met Study Design Randomized, placebo-controlled individual dose-ranging study Infusion initiated at a low rate and increased by 0.1 mcg/kg/h • • • • 15 patients [10 treatment + 5 placebo] Primary endpoint: Dose achieving >50% reduction in COWS score Mean COWS Total Score Therapeutic levels not associated with sedation No clinically meaningful cardiovascular effects 10/10 Patients Responded to Treatment No Responders in the Placebo Arm 15 Proprietary & Confidential

Human Proof of Concept 4: IV Dex Reduces Agitation in Haloperidol-Refractory Delirium Elderly hyperactive delirium patients refractory to haloperidol are difficult to treat 5 p = .01 4 3 2 1 Titration 0 -1 -2 Minutes -3 0 15 30 45 60 120 240 360 480 600 Start IV Haloperidol IV Haloperidol + IV Dex IV Dex only IV Dex achieved greater time in satisfactory sedation No respiratory or heart conduction disturbances BXCL501 MoA shown to treat agitated delirium in elderly 46/46 haloperidol refractory patients calmed by IV Dex *Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 16 Proprietary & Confidential Richmond Agitation Sedation Scale (RASS) Group Comparison Initial Haloperidol

BXCL501 Integrated Clinical Development Plan

Acute agitation studies: short with easily measurable clinical endpoints

Sublingual Thin Film

PK and Safety Study
Multiple Dose Strengths
(N=60)

✓ Data readout 1H2019

Registration Trial*
(Phase 2/3 Trials)

- **Agitated Schizophrenia and Bipolar Patients**
- **Agitated Alzheimer's Patients**
- Hyperactive Delirium
- Opiate Withdrawal Symptoms

[IND]
2018
2019
2020
[First NDA Submission]

- Adasuve Approval for Acute Treatment:
- 2 trials of 2 doses in 300+ patients (one in each indication)
  - Agitated Schizophrenia Patients: 344
  - Agitated Bipolar Patients: 314
- Primary Endpoint: Reduction in PEC score from baseline


adasuve
(loxapine) inhalation powder

*Clinical Development plan subject to agreement with FDA

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Healthcare Costs Associated with Agitation are a Significant Economic Burden

Cost of acute agitation treatment across neuroscience disorders

U.S. Addressable Market for Acute Treatment of Agitation



Patients (M)
5.0*
1.1
Schizophrenia
Bipolar
Alzheimer's
Experienced Agitation
BXCL501 Relevant Patient Pool

12 – 24 episodes per patient

adasuve
Reimbursement; $145 per episode at launch

Indication Expansion

1. Opiate/Alcohol Withdrawal
2. Hyperactive Delirium
3. PTSD/Hyperarousal
4. Pre-MRI Anxiety

Large Market Potential

BXCL501: Rapid Development Path

*Alzheimer's and Schizophrenic / Bipolar patients

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Clinical Programs BXCL701: First-in-Class Oral IO Therapy Targeting Pancreatic Cancer and tNEPC 19 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

BXCL701: Potential First-in-Class Oral IO Therapy Targeting Pancreatic Cancer and tNEPC

Rare tumors with large market opportunity and limited competition

- ✓ Orally Administered Activator of Systemic Innate Immunity Pathway

- ✓ Dual MoA Inhibits DPP 8/9 & FAP
- ✓ Converts cold tumors to hot tumors
- ✓ Induces immune activation & blocks immune evasion

- ✓ Established clinical proof of mechanism
- ✓ Tolerable safety profile

- ✓ Offers synergistic benefit with multiple IO modalities
- ✓ Potential for Accelerated Approval and Breakthrough Therapy Designations

Clinical Partnership NEKTAR

FDA *Orphan Drug Designation*

Validation of AI Approach[1]

(1) *Nature Chemical Biology*, volume 13, pages 46–53 (2017)

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BXCL701 Mechanism of Action

With overlapping factors and effects


INNATE IMMUNITY ACTIVATION
Activation of cytotoxic T and NK cells
Cytokine Release, IL18, IL-1β, IL-8, MCP1, GCSF, IL-5, IL-6
Pyroptosis, IL-18 release
Caspase-1
Nlrp1b inflammasome
DPP8/9
BXCL701
FAP
Depletion of CAF, MDSCs, immature dendritic, Treg cells
Breaks Fibrotic barrier
BLOCKING IMMUNE EVASION

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BXCL701: Existing Clinical Evidence Enables Rapid Development Path Data from >700 melanoma patients demonstrate well characterized PK/PD, target inhibition, & anti-tumor activity  Dose  Target Inhibition BXCL701 Human Proof of Concept  Single Agent Efficacy  ~10% CR/PR Long Duration  Comparable to Yervoy (anti-CTL4) More than $75 million investment (Point Therapeutics)  Stimulation Of Immune Cells  Induction of Pro-inflammatory Cytokine 22 Proprietary & Confidential ----Daily BXCL701 Dose----

Triple Combination Achieved Complete Regression and Immunity in Pancreatic Tumors BXCL701 combination with NKTR-214 and Anti-PD-1 400.0 2108 1917 1725 1533 1342 1150 958 4 6 8 10 12 14 16 18 20 767 575 Complete Tumor 383 192 0 5 10 15 20 25 303540 45 50 55 60 65 70 75 80 85 90 95 100 105 110 Days after Tumor Inoculation Days After Tumor Re-challenge Dosing Stopped BXCL701 Dosing 23 Proprietary & Confidential Mean Tumor Volume (mm3) Mean Tumor Volume (mm3) VehicleBXCL701, 20 micro gram qd Anti-PD1, 10 mg/kg, biw BXCL701+NKTR-214 BXCL701+Anti-PD1 NKTR-214+ Anti-PD1 BXCL701+NKTR-214+Anti-PD1 and re-challenged with Pan02 Pan02 (naïve) Vehicle300.0 200.0 100.0 0.0 Days After Tumor Re-challenge Regression

Pancreatic Cancer Clinical Development Plan: Mechanistic and Anti-PD1 Combo Trial Biomarker driven development in advanced pancreatic cancer, potential breakthrough designation 2 Weeks of BXCL701 Treatment Before Surgery (Pre and Post Tissue Available (N=15)) Demonstration of Immune Cell Infiltration/Activation to Validate MoA Proof of Mechanism Trial BXCL701 NKTR-214 Checkpoint Inhibitor NO Global* Pivotal Study Efficacy Trial in Metastatic Patients after First-line Treatment Triple Combination Phase 2 Expansion (N=30) Activity YES Simon 2-stage: 15+15 Primary Endpoint: ORR Combination: > 15% Secondary Endpoint: DoR, PFS, OS Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils) Louis Weiner, M.D. Director 24 Proprietary & Confidential Stop

tNEPC Clinical Development Plan: BXCL701 Combination with Keytruda

Biomarker driven development, breakthrough and fast track designation potential

Safety Run-in
Safety/PD/Immune-phenotyping
(N=6)

→

Phase 2 Expansion
(N=30)

→

Global* Pivotal Study

*Expect to commence global development planning during Phase 2
Focus on EU and Japan

KEYTRUDA®
(pembrolizumab)

✓ Patient Recruitment Ongoing

Simon 2-stage: 15+15
Primary Endpoint: ORR Combination: increase from ~3-5% (Keytruda single agent) to > 15%
Secondary Endpoint: DoR, PFS, OS
Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils)

Eric Small, M.D.
Chief, Division of Hematology/Oncology
UCSF Health

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Value Creation Catalysts 26 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

Milestones Accomplished Since IPO Highlights as of 1Q19 Advisory Board Members 4 13 Regulatory 8 members for BXCL501 5 members for BXCL701 2 INDs approved: BXCL701 tNEPC BXCL501 Bioavailability 1 IND and 1 CTA planned in 1Q19 20 Team 4 IV Dex Trials completed: 6     Schizophrenia Alzheimer’s Opioid Withdrawal Healthy Volunteers 1 Established team of 20 members Clinical Clinical Partnership 2 Trials initiated in 4Q18: BXCL701 tNEPC BXCL501 Bioavailability 27 Proprietary & Confidential

Key Milestones for Value Creation

Two mid-stage clinical trial candidates

Drug	Indication	1H'18	2H'18	1H'19	2H'19	2020 and Beyond	
BXCL501	Healthy Volunteers	**Data Announced (IV Dex)**	Bioavailability Study Initiation (Sublingual Thin Film)	Dose Selection		NDA	
	Schizophrenia / Bipolar Disease		**Data Announced** PoC Established	Registration Trial (Phase 2/3)			
	Dementia		**Data Announced** PoC Established	Registration Trial (Phase 2/3)			
BXCL701	Neuroendocrine Prostate Cancer (tNEPC)		Combination Trial Opened (BXCL701+Keytruda)	**Preliminary Readout**	**Data Readout**	Registration Trial	NDA
	Pancreatic Cancer (PDA)			Mechanism Trial Initiation	**Data Readout**		
				Triple Combination Trial Initiation	**Data Readout**	Registration Trial	
Emerging Programs	Neuroscience and Immuno-oncology	Selection of Next Candidate(s)					

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Optimally Positioned for Execution Support from world-class investors Funded to Reach Multiple Inflection Points Total Cash and Cash Equivalents: 47.1 million as of September 30th, 2018 Major Shareholders: * * Artemis (7.4%) Fidelity (5.5%) DNCA Finance (5.11%) Do Kim (BMO Capital Markets) Sumant Kulkarni (Canaccord Genuity) Analyst Coverage: Geoff Meacham (Barclays) Carter Gould (UBS) Ram Selvaraju (H.C. Wainwright) * As of February 2019 Proprietary & Confidential 29

Dr. Vimal Mehta, CEO BioXcel Therapeutics, New Haven, CT 06511 vmehta@bioxceltherapeutics.com 30 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

Appendix Management Team Board Profile 31 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

World-Class Leadership Team Supported By Strong Board of Directors and Advisory Board Combined experience of 150+ years in drug development with 15 approved drugs MANAGEMENT TEAM VIMAL MEHTA CEO & Member of Board FRANK YOCCA Chief Scientific Officer VINCENT J. O’NEILL Chief Medical Officer RICHARD I. STEINHART Chief Financial Officer 32 Proprietary & Confidential

World-Class Leadership Team Supported By Strong Board of Directors and Advisory Board Combined experience of 150+ years in drug development with 15 approved drugs BOARD OF DIRECTORS STRATEGIC ADVISORS PETER MUELLER Chairman of Board STEVE LAUMAS Member of Board KRISHNAN NANDABALAN Member of Board STEVEN PAUL Member of Board, Voyager Therapeutics SHEILA GUJRATHI CEO, Gossamer Bio 33 Proprietary & Confidential

Neuroscience Clinical Advisory Board to Support Global Development of BXCL501 Prominent clinicians and neuroscientists to guide advancement of lead programs and emerging neuroscience pipeline Clinical Advisory Board Sheldon H. Preskorn, M.D. Stephen R. Marder, M.D. George Grossberg, M.D. Alan Breier, M.D. Professor of Psychiatry Director, Section on Psychosis Director, Geriatric Psychiatry Professor of Psychiatry, Vice-Chair for Clinical Research 34 Proprietary & Confidential

Immuno-Oncology Clinical Advisory Board to Advance BXCL701 Development Appointment of world renowned immuno-oncology clinicians and scientists Clinical Advisory Board Louis M. Weiner, M.D. Emmanuel S. Antonarakis, M.D. Daniel Von Hoff, M.D., F.A.C.P. Eric J. Small, M.D. Associate Professor of Oncology and Urology Director, Georgetown Lombardi Comprehensive Cancer Center Chief, Division of Hematology/Oncology Physician in Chief, Distinguished Professor at the TGen 35 Proprietary & Confidential